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                                                                      EXHIBIT 23



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Annual Report on Form 10-K for the year ended December 31, 1994 into Comdata Holdings Corporation's previously filed Registration Statements No. 33-21788 and 33-30618.



                                              Arthur Andersen LLP



Nashville, Tennessee
February 27, 1995